UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC	29615
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (864) 288-2432

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of the shareholders of ScanSource, Inc. (the “Company”) held on January 27, 2022, (the “Annual Meeting”), the shareholders of the Company approved the ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”). The 2021 Plan had previously been approved by the Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board.

The 2021 Plan replaces the Company’s current long-term equity incentive plan, the ScanSource, Inc. 2013 Long-Term Incentive Plan (the “2013 Plan”), and no further awards will be granted under the 2013 Plan. Awards previously granted under the 2013 Plan will continue in accordance with their terms.

The 2021 Plan permits the grant of any or all of the following types of awards to grantees: stock options, including non-qualified options and ISOs; SARs; restricted stock; deferred stock and restricted stock units; performance units and performance shares; dividend equivalents; and other stock-based awards. Eligible grantees include employees, officers, non-employee consultants and non-employee directors of the Company and its affiliates.

Under the terms of the 2021 Plan, the maximum number of shares of the Company’s common stock available for issuance upon settlement of awards shall be an aggregate of 1,600,000 shares of the Company’s common stock, (i) plus that number of shares of the Company’s common stock subject to awards granted under the 2013 Plan which hereafter become available for future awards in accordance with the provisions of the 2021 Plan and (ii) reduced on a one-for-one basis by that number of shares of the Company’s common stock subject to awards granted under the 2013 Plan between October 31, 2021 and January 27, 2022. However, the total number of shares of common stock that may be delivered pursuant to the exercise of ISOs granted under the 2021 Plan may not exceed 1,600,000 shares. The 2021 Plan imposes limitations on the amount of participant awards that can be granted in any single calendar year; requires most awards granted under the 2021 Plan to have a minimum vesting schedule of one year; prohibits the grant of discounted stock options or SARs or the repricing of options and SARs without shareholder approval; prohibits the payment of dividend equivalents unless and until the underlying award vests; and provides express requirements on what happens upon a change in control of the Company.

The Compensation Committee of the Board will administer the 2021 Plan and approve the grant and terms of awards (consistent with the terms of the 2021 Plan). All awards granted under the 2021 Plan are subject to the Company’s standard share retention guidelines and recoupment policies in effect from time to time. The Board reserves the right to amend the 2021 Plan, subject to shareholder approval where required by applicable law.

The foregoing summary description of the 2021 Plan is qualified in its entirety by reference to the actual terms of the 2021 Plan, which are incorporated herein by reference as Exhibit 10.1. For additional information regarding the 2021 Plan, please refer to “Proposal Number 4 – Approval of ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan” on pages 28-37 of the Company’s definitive proxy statement, as filed with the Securities and Exchange Commission on December 7, 2021.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2022, following approval by the Board and the Company’s shareholders at the Annual Meeting, the Company amended its Amended and Restated Bylaws (as amended, the “Bylaws”) and filed Second Amended and Restated Articles of Incorporation (as amended, the “Articles”). The Articles will become effective upon the filing with the Secretary of State of the State of South Carolina. The Bylaws and the Articles include the following amendments:

•

Section 2.07 of the Bylaws and Section 4(c) of the Articles have been amended to implement a majority voting standard in uncontested director elections. This amendment implements a majority voting standard in any meeting of shareholders to vote for uncontested directors and departs from the existing plurality standard imposed by default under the South Carolina Business Corporation Act (“SCBCA”). Under a majority voting standard, in order to be elected, a majority of the votes cast on the proposal for a nominee’s election must be in favor of the nominee’s election. Contested director elections will continue to be decided by a plurality standard.

•

Section 4(c) of the Articles has also been amended to eliminate the supermajority voting provisions applicable to the Company under the SCBCA. This amendment to the Articles replaces the supermajority voting default under the SCBCA for certain transactions with a majority standard. Under the amendment, majority voting will be the standard used for the following items brought to a vote: (i) any plan of merger or share exchange; (ii) any sale, lease, exchange or other disposal of all, or substantially all of the property of the corporation, otherwise than in the usual and regular course of business; or (iii) any amendment to the Articles.

The foregoing summary description of the Bylaws and the Articles is qualified in its entirety by reference to the Bylaws and the Articles filed as Exhibits 3.1 and 3.2 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

ScanSource, Inc. (the “Company”) held its Annual Meeting on January 27, 2022. The Company received proxies totaling 96.26% of its issued and outstanding shares of common stock, representing 24,691,935 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 7, 2021, and the results of the voting are presented below.

Election of Directors

The Company’s shareholders approved the slate of directors consisting of nine members to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified, based on the following final voting results:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael L. Baur	23,431,793	353,756	906,386
Peter C. Browning	23,346,894	438,655	906,386
Frank E. Emory, Jr.	23,502,681	282,868	906,386
Michael J. Grainger	23,193,598	591,951	906,386
Charles A. Mathis	23,684,150	101,399	906,386
Dorothy F. Ramoneda	23,502,830	282,719	906,386
Jeffrey R. Rodek	23,502,671	282,878	906,386
Elizabeth O. Temple	23,387,669	397,880	906,386
Charles R. Whitchurch	23,356,333	429,216	906,386

Adoption of Majority Voting Standard in Uncontested Director Elections

The Company’s shareholders approved the amendments to the Articles and Bylaws to implement a majority voting standard in uncontested director elections, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,780,241	4,246	1,062	906,386

Elimination of Supermajority Voting Provisions

The Company’s shareholders approved the proposal to amend the Company’s Articles to eliminate the supermajority voting provisions applicable to the Company under the SCBCA, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
23,775,933	6,224	3,391	906,386

Approval of the ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan

The Company’s shareholders approved the ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
22,578,243	1,200,921	6,383	906,386

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
22,873,557	904,220	7,770	906,386

Advisory Vote to Ratify Grant Thornton LLP as the Independent Auditors for Fiscal 2022

The Company’s shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent auditors for fiscal 2022, based on the following final voting results:

For	Against	Abstain	Broker Non-Votes
24,570,961	110,556	10,418	906,386

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Articles of Incorporation

3.2	Amended and Restated Bylaws

10.1	ScanSource, Inc. 2021 Omnibus Incentive Compensation Plan, incorporated herein by reference to Appendix A to the Definitive Proxy Statement, filed on Schedule 14A with the Securities and Exchange Commission on December 7, 2021

10.2	Form of Employee Restricted Stock Award Certificate under the 2021 Omnibus Incentive Compensation Plan

10.3	Form of Director Restricted Stock Award Certificate under the 2021 Omnibus Incentive Compensation Plan

10.4	Form of Restricted Stock Award Certificate (Service-Based) under the 2021 Omnibus Incentive Compensation Plan

10.5	Form of Director Restricted Stock Award Certificate (Service-Based) under the 2021 Omnibus Incentive Compensation Plan

10.6	Form of Employee Restricted Stock Award Certificate (Performance and Service-Based) under the 2021 Omnibus Incentive Compensation Plan

10.7	Form of Incentive Stock Option Award Certificate under the 2021 Omnibus Incentive Compensation Plan

10.8	Form of Non-Qualified Stock Option Award Certificate under the 2021 Omnibus Incentive Compensation Plan

10.9	Form of Director Stock Award Certificate (Stock) under the 2021 Omnibus Incentive Compensation Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

	By:	/s/ Michael L. Baur
Date: January 27, 2022	Name:	Michael L. Baur
	Its:	Chief Executive Officer